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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 28, 2002

                               CUMULUS MEDIA INC.
             (Exact name of registrant as specified in its charter)

           ILLINOIS                      000-24525              34-4159663
(State or other jurisdiction of       (Commission File       (I.R.S. Employer
         incorporation)                    Number)          Identification No.)

  3535 PIEDMONT ROAD, BUILDING 14,
         ATLANTA, GEORGIA                                          30305
(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (404) 949-0700

           ----------------------------------------------------------
          (Former name or former address if changed since last report)



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Item 2. Acquisition or Disposition of Assets

         On March 28, 2002, Cumulus Media Inc. announced the completion of the acquisitions of Aurora Communications, LLC and of the broadcasting operations of DBBC, L.L.C. A copy of the press release announcing the transactions is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

         The Aurora Acquisition.

         Aurora Communications owns and operates 18 radio stations in Connecticut and New York. In acquiring Aurora Communications, we issued to the former owners of Aurora Communications (a) 10,551,182 shares of our common stock, consisting of 1,606,843 shares of our Class A Common Stock, and 8,944,339 shares of our non-voting Class B Common Stock, which may be converted into shares of Class A Common Stock on a one-for-one basis, and (b) warrants, exercisable until March 28, 2003, to purchase up to an aggregate of 833,333 shares of our common stock, consisting of warrants for 126,909 shares of Class A Common Stock and 706,424 shares of Class A Common Stock or Class B Common Stock, at an exercise price of $12.00 per share, and the payment of $93 million in cash. The cash portion of the purchase price was funded with borrowings under our new credit facility. The property, plant and equipment we acquired in the Aurora acquisition were used in the operation of Aurora Communications radio stations, and we intend to continue to use those assets for that business. Based on the closing price of a share of our Class A Common Stock on March 27, 2002 of $18.42, this transaction is valued at approximately $293 million. The consideration was determined through arm's length negotiations between Aurora Communications and Cumulus Media. The Aurora acquisition will be accounted for using the purchase method of accounting.

         One of our directors, Robert H. Sheridan, III, is a senior vice president and managing director of one of our principal shareholders, BA Capital Company, L.P., referred to as BA Capital. Mr. Sheridan is also a senior vice president and managing director of BancAmerica Capital Investors SBIC I, L.P., referred to as BACI, which is an affiliate of BA Capital, and which indirectly owned approximately 73% of the equity interests of Aurora Communications. In the Aurora acquisition, BACI received 8,944,339 shares of Common Stock and warrants to purchase 706,424 shares of Common Stock.

         The DBBC Acquisition.

         DBBC's broadcasting operations consisted of three radio stations in Nashville, Tennessee. In acquiring the broadcasting operations of DBBC, we issued to DBBC (a) 5,250,000 shares of our Class A Common Stock and (b) a warrant, exercisable until September 28, 2002, to purchase up to 250,000 shares of Class A Common Stock at an exercise price of $12.00 per share, and we assumed specified liabilities of DBBC and paid certain expenses, up to an aggregate of $21 million, using borrowings under our credit facility. The property, plant and equipment we acquired from DBBC were used in the operation of its radio stations, and we intend to continue to use those assets for that business. The consideration was determined through arm's length negotiations between a special committee of our board of directors and DBBC. Based on a closing price of a share of our Class A Common Stock on March 27, 2002 of $18.42, this transaction is


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valued at approximately $119 million. The DBBC acquisition will be accounted for using the purchase method of accounting.

         DBBC is principally owned by Lewis W. Dickey, Jr., the Chairman, President, Chief Executive Officer and a director of Cumulus Media, and three of his brothers, including John W. Dickey, the Executive Vice President of Cumulus Media. As the principal owner and manager of DBBC, Mr. L. Dickey controls the manner in which the shares of Class A Common Stock that DBBC acquired in the DBBC acquisition will be voted.

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Financial statements of businesses acquired.

           The audited financial statements of Aurora Communications, LLC for the years ended December 31, 2001 and 2000, and the period January 20, 1999 (commencement of operations) to December 31, 1999, together with the report of Ernst & Young LLP with respect thereto are incorporated by reference into Exhibit 99.2 to this Report.

           The audited consolidated balance sheets of DBBC, L.L.C. and Subsidiaries as of December 31, 2001 and 2000 and the related consolidated statements of income and changes in members' equity and cash flows for each of the three years in the period ended December 31, 2001, together with the report of Kraft Bros., Esstman Patton & Harrell, PLLC with respect thereto are incorporated by reference into
           Exhibit 99.3 to this Report.

         (b) Pro Forma financial information.

           The unaudited pro forma combined financial statements of Cumulus Media Inc. incorporating both the Aurora acquisition and the DBBC acquisition as of and for the year ended December 31, 2001 are incorporated by reference into Exhibit 99.4 to this Report.


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         (c) Exhibits.


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

EXHIBIT NO.              EXHIBIT DESCRIPTION
2.1                      Acquisition Agreement, dated November 18, 2001, by and
                         among Cumulus Media Inc., Aurora Communications, LLC, and the other parties identified therein, as amended on January 23, 2002. (incorporated herein by reference to Exhibit 2.1 of the Current Report on Form 8-K filed on
                         February 7, 2002).

2.2 Amended and Restated Registration Rights Agreement, dated as of January 23, 2002, by and among Cumulus Media Inc., Aurora Communications, LLC, and the other parties identified therein. (incorporated herein by reference to Exhibit 2.2 of the Current Report on Form 8-K filed on February 7, 2002).

2.3 Agreement and Plan of Merger, dated December 14, 2001, by and among Cumulus Media Inc., DBBC, L.L.C., and the other parties identified herein. (incorporated herein by reference to Exhibit 2.3 of the current Report on Form 8-K filed on February 7, 2002).

99.1                     Press release dated March 28, 2002.

99.2 Audited financial statements of Aurora Communications, LLC for the years ended December 31, 2001 and 2000, and the period January 20, 1999 (commencement of operations) to December 31, 1999, together with the report of Ernst & Young LLP with respect thereto (incorporated herein by reference to pages F-2 through F-13 of the Definitive Proxy Statement on Schedule 14A filed by Cumulus Media Inc. on February 28, 2002).

99.3 Audited consolidated balance sheets of DBBC, L.L.C. and Subsidiaries as of December 31, 2001 and 2000, and the related consolidated statements of income and changes in members' equity and cash flows for each of the three years in the period ended December 31, 2001, together with the report of Kraft Bros., Esstman Patton & Harrell, PLLC with respect thereto (incorporated herein by reference to pages F-14 through F-26 of the Definitive Proxy Statement on Schedule 14A filed by Cumulus Media Inc. on February 28, 2002).

99.4 Unaudited pro forma combined financial statements of Cumulus Media Inc. incorporating both the Aurora acquisition and the DBBC acquisition as of and for the year ended December 31, 2001 (incorporated herein by reference to pages P-14 through P-21 of the Definitive Proxy Statement on Schedule 14A filed by Cumulus Media Inc. on February 28, 2002).

99.5                     Consent of Ernst & Young LLP

99.6                     Consent of Kraft Bros., Esstman, Patton & Harrell, PLLC
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Cumulus Media Inc.

Date: March 28, 2002                by:  /s/ LEWIS W. DICKEY, JR.
                                         --------------------------------------
                                         Lewis W. Dickey, Jr.
                                         President and Chief Executive Officer



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                                  EXHIBIT INDEX

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
EXHIBIT NO.              EXHIBIT DESCRIPTION


99.1                     Press release dated March 28, 2002.

99.5                     Consent of Ernst & Young LLP

99.6                     Consent of Kraft Bros., Esstman, Patton & Harrell, PLLC
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